UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 31, 2006
(August 31, 2006)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

The PNM Resources, Inc. (“PNMR”) PNM Resources Direct Plan (“Plan”) allows investors to invest in PNMR common stock, no par value ("Common Stock"), with an initial minimum investment of $50 and to reinvest cash dividends in additional shares of Common Stock.  On August 31, 2006, the Plan was amended and restated to allow investors to invest up to a maximum of $100,000 per year in Common Stock, per account (instead of up to $10,000 per month). PNMR may waive the maximum investment limit upon request in individual cases and the Plan was also amended to update the pricing of shares purchased pursuant to such granted waiver requests.  The prior plan was filed as Exhibit 4.3 to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3, File No. 333-100186, filed November 22, 2002 with the Securities and Exchange Commission (“SEC”).  The current Plan is attached as Exhibit 99.1 hereto.  The terms of the Plan are outlined in the Prospectus dated August 31, 2006 that is being filed separately today with the SEC to update the prior prospectus dated February 19, 2003.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT NUMBER	DESCRIPTION
99.1	Second Amended and Restated PNM Resources, Inc. PNM Resources Direct Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: August 31, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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